Exhibit 99.1

LETTER OF TRANSMITTAL

OF

DIAGEO PLC

DIAGEO CAPITAL PLC

Offer To Exchange

Up to $1,000,000,000 aggregate principal amount of 7.375% Notes due 2014 (the Old Notes)

(CUSIP No. 25243Y AN9)

for

Notes due 2020 (the New Notes)

Pursuant to the Prospectus dated 14 April 2010

Dated 14 April 2010

The Exchange Offer will expire at 5:00 p.m., New York City time, on 12 May 2010, unless extended (such date and time, as it may be extended, the Expiration Date).  In order to be eligible to receive the Early Exchange Premium (as defined below), holders of Old Notes (as defined below) must tender their Old Notes on or prior to 5:00 p.m., New York City time, on 27 April 2010, unless extended (such date and time, as it may be extended, the ‘Early Exchange Date’).  Any Old Notes tendered pursuant to the Exchange Offer may be withdrawn at any time before the Expiration Date.  This Letter of Transmittal need not be completed by holders tendering Old Notes by ATOP (as hereinafter defined).

The Exchange Agent for the Exchange Offer is:

Global Bondholder Services Corporation

By Registered or Certified Mail or by Hand or by Overnight Courier:	By Facsimile (for Eligible Institutions only):

65 Broadway Suite 404 New York, New York 10006	(212) 430-3775 Confirm by Telephone: (212) 430-3774

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

The instructions contained herein should be read carefully before this Letter of Transmittal is completed. All capitalized terms used herein and not defined shall have the meanings ascribed to them in the Prospectus dated 14 April 2010 (as the same may be amended, supplemented or modified from time to time, the Prospectus).

Questions and requests for assistance relating to the procedures for tendering Old Notes and requests for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Information Agent at its address and telephone numbers on the back cover of this Letter of Transmittal.

This Letter of Transmittal and the instructions hereto (this Letter of Transmittal) and the Prospectus (together with this Letter of Transmittal, as amended from time to time, the Offer Documents) constitute an offer (the Exchange Offer) by Diageo plc (Diageo) and Diageo Capital plc (Diageo Capital) to exchange up to $1,000,000,000 aggregate principal amount of 7.375% Notes due 2014 issued by Diageo Capital and guaranteed by Diageo (the Old Notes) for Notes due 2020 issued by Diageo Capital and guaranteed by Diageo (the New Notes) plus, for Old Notes validly tendered on or prior to the Early Exchange Date, not validly withdrawn and accepted for exchange pursuant to the terms of the Exchange Offer, cash consideration in the amount of the Total Cash Consideration, which includes the Early Exchange Premium, or, for Old Notes validly tendered after the Early Exchange Date and on or prior to the Expiration Date, not validly withdrawn and accepted for exchange pursuant to the terms of the Exchange Offer, cash consideration in the amount of the Total Cash Consideration less the Early Exchange Premium, all upon the terms and subject to the conditions described in the Offer Documents.  All of the Old Notes are held in book-entry form, and all of the Old Notes are currently represented by one or more global certificates held for the account of The Depository Trust Company (DTC).

This Letter of Transmittal may be used by a DTC participant whose name appears on a security position listing such participant as the owner of the Old Notes (each, a Holder and, collectively, the Holders) who desires to tender such Old Notes pursuant to the Exchange Offer.  Pursuant to authority granted by DTC, if you are a DTC participant which has Old Notes credited to your DTC account, you may directly tender your Old Notes in the Exchange Offer as though you were a registered holder of the Old Notes.  DTC participants that wish to accept the Exchange Offer may tender their Old Notes by (i) validly transmitting their acceptance to DTC through DTC’s Automated Tender Offer Program (ATOP) or (ii) completing, signing and dating this Letter of Transmittal according to the instructions set forth in the Offer Documents and delivering it together with any signature guarantees and other required documents to the Exchange Agent at its address set forth in this Letter of Transmittal. In addition, either:

•                  the Exchange Agent must receive, prior to the Early Exchange Date or the Expiration Date, as applicable, a properly transmitted Agent’s Message; or

•                  the Exchange Agent must receive, prior to the Expiration Date, a timely confirmation of book-entry transfer of tendered Old Notes into the Exchange Agent’s account at DTC according to the procedure for book-entry transfer described below, this Letter of Transmittal and any other documents required by this Letter of Transmittal.

The Exchange Agent and DTC have confirmed that Old Notes are eligible to be tendered through ATOP. To effectively tender Old Notes through ATOP, DTC participants may, in lieu of physically completing and delivering this Letter of Transmittal and delivering it to the Exchange Agent, electronically transmit their acceptance through ATOP, and DTC will then verify the acceptance, execute a book-entry delivery to the Exchange Agent’s account at DTC and send an Agent’s Message to the Exchange Agent for its acceptance.  The confirmation of a book-entry transfer into the Exchange Agent’s account at DTC as described above is referred to herein as a Book-Entry Confirmation.  Delivery of documents to DTC does not constitute delivery to the Exchange Agent.  The term ‘Agent’s Message’ means a message transmitted by DTC to, and received by, the Exchange Agent and forming a part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the DTC participant described in such Agent’s Message, stating that such participant has received and agrees to be bound by the terms and conditions of the Exchange Offer as set forth in the Offer Documents, and that Diageo and Diageo Capital may enforce such agreement against such participant.

In the event that the Exchange Offer is withdrawn, terminated or otherwise not completed, none of the validly tendered Old Notes will be exchanged for New Notes, Total Cash Consideration or Total Cash Consideration less the Early Exchange Premium, and any Old Notes tendered by you will be credited to your account.

The Exchange Offer is made upon the terms and subject to the conditions set forth in the Offer Documents. Holders should carefully review such information.

The Exchange Offer is not being made to, nor will tenders of Old Notes be accepted from or on behalf of, Holders in any jurisdiction in which the making or acceptance of the Exchange Offer would not be in compliance with the laws of such jurisdiction.

If you hold your Old Notes through a broker dealer, commercial bank, trust company or other nominee and you wish to tender Old Notes in the Exchange Offer, you should contact such nominee promptly and instruct them to tender Old Notes on your behalf. The instructions included with this Letter of Transmittal must be followed.

Holders who wish to tender their Old Notes using this Letter of Transmittal must complete the box below entitled ‘Method of Delivery’ and complete the box below entitled ‘Description of Old Notes Tendered’ and sign in the appropriate box below.

METHOD OF DELIVERY

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

List below the Old Notes to which this Letter of Transmittal relates.  If the space provided below is inadequate, list the issue of Old Notes and principal amounts tendered on a separately executed schedule and affix the schedule to this Letter of Transmittal.  Tenders of Old Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.  No alternative, conditional or contingent tenders will be accepted.  This Letter of Transmittal need not be completed by Holders tendering Old Notes by ATOP.

DESCRIPTION OF OLD NOTES TENDERED

Name(s) and Address(es) of Holder(s) (Please fill in, if blank)	Aggregate Principal Amount Represented	Principal Amount Tendered*

Total Principal Amount of Old Notes

*         Unless otherwise indicated in the column labelled ‘Principal Amount Tendered’, and subject to the terms and conditions of the Exchange Offer, a Holder will be deemed to have tendered the entire aggregate principal amount represented by the Old Notes indicated in the column labelled ‘Aggregate Principal Amount Represented.’ See Instruction 2.

The names and addresses of the Holders should be printed exactly as they appear on a security position listing such participant as the owner of the Old Notes.

If you do not wish to tender your Old Notes, you do not need to return this Letter of Transmittal or take any other action.

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

By execution hereof, the undersigned acknowledges receipt of the Prospectus, dated 14 April 2010 (the Prospectus), of Diageo plc (Diageo) and Diageo Capital plc (Diageo Capital), and this Letter of Transmittal and instructions hereto (the Letter of Transmittal and, together with the Prospectus, as amended from time to time, the Offer Documents), which together constitute the offer (the Exchange Offer) by Diageo and Diageo Capital to exchange up to $1,000,000,000 aggregate principal amount of 7.375% Notes due 2014 issued by Diageo Capital and guaranteed by Diageo (the Old Notes) for Notes due 2020 issued by Diageo Capital and guaranteed by Diageo (the New Notes) plus cash consideration, upon the terms and subject to the conditions described in the Prospectus.

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Diageo and Diageo Capital the principal amount of Old Notes indicated above.

Subject to, and effective upon, the acceptance for exchange of, and payment for, the principal amount of Old Notes tendered with this Letter of Transmittal, the undersigned hereby sells, assigns and transfers to, or upon the order of, Diageo and Diageo Capital, all right, title and interest in and to the Old Notes that are being tendered hereby, waives any and all other rights with respect to the Old Notes, and releases and discharges Diageo and Diageo Capital from any and all claims such Holder may now have, or may have in the future, arising out of, or related to, the Old Notes, including the guarantees thereof, including, without limitation, any claims arising from any existing or past defaults, or any claims that such Holder is entitled to receive additional payments with respect to the Old Notes (including any accrued and unpaid interest up to, but excluding, the Settlement Date of the Exchange Offer) or to participate in any redemption of the Old Notes. For the avoidance of doubt, the undersigned acknowledges and agrees that, pursuant to the terms of the Exchange Offer, no accrued and unpaid interest an any Old Notes accepted for exchange pursuant to the Exchange Offer will be paid.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned, with full knowledge that the Exchange Agent also acts as the agent of Diageo and Diageo Capital, with respect to the Old Notes tendered hereby, with full power of substitution and re-substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (1) transfer ownership of such Old Notes on the account books maintained by DTC to, or upon the order of, Diageo or Diageo Capital and (2) receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of and conditions to the Exchange Offer as described in the Offer Documents.

The undersigned understands and acknowledges that the Exchange Offer will expire at 5:00 p.m., New York City time, on 12 May 2010, unless extended or earlier terminated (such date, as the same may be extended with respect to the Exchange Offer, the Expiration Date). In addition, the undersigned understands and acknowledges that, in order to receive the New Notes and the Total Cash Consideration less the Early Exchange Premium offered in exchange for the Old Notes, the undersigned must have validly tendered (and not validly withdrawn) Old Notes on or prior to the Expiration Date.  The undersigned further understands and acknowledges that, in order to be eligible to receive the New Notes and the Total Cash Consideration, which includes the Early Exchange Premium, the undersigned must have validly tendered (and not validly withdrawn) Old Notes prior to 5:00 p.m., New York City time, on 27 April 2010, unless extended by Diageo and Diageo Capital (such date and time, as it may be extended, the Early Exchange Date).

Unless otherwise indicated herein under ‘Special Payment Instructions,’ the undersigned hereby requests that New Notes issued and cash consideration paid in exchange for tendered Old Notes, be issued and paid to the order of the undersigned.  Similarly, unless otherwise indicated herein under ‘Special Delivery Instructions,’ the undersigned hereby requests that any Old Notes not tendered or not accepted for exchange be credited to such DTC participant’s account.  In the event that the ‘Special Payment Instructions’ box or the ‘Special Delivery Instructions’ box is, or both are, completed, the undersigned hereby requests that any Old Notes not tendered or not accepted for exchange and New Notes issued and cash consideration paid in exchange for validly tendered and accepted Old Notes be issued in the name(s) of and be delivered to, the person(s) at the addresses so indicated, as applicable.

The undersigned recognizes that neither Diageo nor Diageo Capital has any obligation pursuant to the ‘Special Payment Instructions’ box or ‘Special Delivery Instructions’ box to transfer any Old Notes from the name of the Holder(s) thereof if Diageo and Diageo Capital do not accept for exchange any such Old Notes so tendered.

The undersigned understands that none of Diageo, Diageo Capital, the Exchange Agent, the Information Agent, the Dealer Managers or any other person, nor any of their directors or officers, is under any duty to give notification of any defects or irregularities in the tender of any Old Notes or will incur any liability for failure to give such notification.

Tenders of Old Notes may be withdrawn at any time on or prior to the Expiration Date.  In the event of a termination of the Exchange Offer, the respective tendered Old Notes will promptly be credited to such Holder’s account through DTC and such Holder’s DTC participant, unless otherwise indicated under ‘Special Delivery Instructions.’

For a withdrawal of a tender of Old Notes to be effective, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at or prior to the withdrawal date, by mail, facsimile or hand delivery or by a properly transmitted ‘Request Message’ through ATOP.  Any such notice of withdrawal must (a) specify the name of the person who tendered the Old Notes to be withdrawn and the name of the DTC participant whose name appears on the security position listing as the owner of such Old Notes, if different from that of the person who deposited the Old Notes, (b) identify the Old Notes to be withdrawn (including the principal amount of such Old Notes), (c) unless transmitted through ATOP, be signed by the Holder thereof in the same manner as the original signature on the Letter of Transmittal, including any required signature guarantee(s), and (d) if the Letter of Transmittal was executed by a person other than the DTC participant whose name appears on a security position listing as the owner of Old Notes, be accompanied by a properly completed irrevocable proxy that authorised such person to effect such withdrawal on behalf of such holder.

The undersigned understands that tenders of Old Notes pursuant to any of the procedures described in the Offer Documents and acceptance thereof by Diageo and Diageo Capital will constitute a binding agreement between the undersigned and Diageo and Diageo Capital upon the terms and subject to the conditions of the Exchange Offer, which agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

The undersigned hereby represents and warrants the following:

•                  the undersigned has full power and authority to tender, sell, exchange, assign and transfer the Old Notes;

•                  the undersigned is not an ‘affiliate’, as defined below, of Diageo or Diageo Capital; and

•                  when Diageo and Diageo Capital accept the tendered Old Notes for exchange, they will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims or rights.

As used herein, ‘affiliate’ means a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent, Diageo or Diageo Capital to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered thereby.

For purposes of the Exchange Offer, the undersigned understands that Diageo and Diageo Capital will be deemed to have accepted for exchange validly tendered Old Notes, or defectively tendered Old Notes with respect to which Diageo and Diageo Capital have waived such defect, if, as and when Diageo and Diageo Capital give oral (promptly confirmed in writing) or written notice thereof to the Exchange Agent.

The undersigned understands that, as set forth in the Prospectus, Diageo and Diageo Capital will not be required to accept for exchange any of the Old Notes tendered.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned’s heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

The undersigned understands that the delivery and surrender of the Old Notes is not effective, and the risk of loss of the Old Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of (1) timely confirmation of a book-entry transfer of such Old Notes into the Exchange Agent’s account at DTC pursuant to the procedures set forth in the Prospectus, (2) a properly transmitted Agent’s Message through ATOP and (3) all accompanying evidences of authority and any other required documents in form satisfactory to Diageo and Diageo Capital.  All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Old Notes will be determined by Diageo and Diageo Capital, in their sole discretion, which determination shall be final and binding.

PLEASE SIGN BELOW—To Be Completed By All Tendering Holders

This Letter of Transmittal must be signed by the Holder, exactly as his, her, its or their name(s) appear(s) as a DTC participant on a security position listing such participant as the owner of the Old Notes or by powers transmitted with this Letter of Transmittal. Endorsements on Old Notes and signatures on powers by Holders not executing this Letter of Transmittal must have a guarantee by a Medallion Signature Guarantor. See Instruction 3 below.  If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under ‘Capacity’ and submit evidence satisfactory to Diageo and Diageo Capital of such person’s authority to so act. See Instruction 3 below.

X

X
(Signature of Holders(s) or Authorized Signatory)

Date: 2010

Name(s):
(Please Print)

Capacity:

Address:
(Including Zip Code)

Area Code and Telephone Number:

PLEASE COMPLETE SIGNATURE GUARANTEE, IF REQUIRED (See Instruction 3 below)
Certain Signatures Must be Guaranteed by a Medallion Signature Guarantor

(Name of Medallion Signature Guarantor)

(Address (including zip code) and Telephone Number (including area code) of Medallion Signature Guarantor)

(Authorized Signature)

(Printed Name)

(Title)

Date:                       2010

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 2, 3, 4 and 5)

To be completed ONLY if the New Notes issued and cash consideration paid in exchange for tendered Old Notes are to be issued and paid to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled ‘Description of Notes Tendered’ within this Letter of Transmittal.

Issue the New Notes and pay the Total Cash Consideration or Total Cash Consideration less the Early Exchange Premium, as applicable, in exchange for tendered Old Notes to:

Name
(Please Print)

Address
(Including Zip Code)

(Taxpayer Identification Number or Social Security Number)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 2, 3, 4 and 5)

To be completed ONLY if Old Notes not tendered or not accepted for exchange are to be credited to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal.

Name
(Please Print)

Address
(Including Zip Code)

(Taxpayer Identification Number or Social Security Number)

Credit un-exchanged Old Notes delivered by book-entry transfer to the DTC account set forth below:

DTC Account Number:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1. Delivery of this Letter of Transmittal and Book-Entry Confirmations; Withdrawal of Tenders. This Letter of Transmittal is to be used by each Holder to tender Old Notes through book-entry transfer to the Exchange Agent’s account at DTC, if instructions are not being transferred through ATOP.  The method of delivery of this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of Holders, and delivery will be deemed made when actually received or confirmed by the Exchange Agent.  If such delivery is by mail, it is suggested that Holders use properly insured registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Early Exchange Date or the Expiration Date, as applicable, to permit delivery to the Exchange Agent at or prior to such date.  No alternative, conditional or contingent tenders of the Old Notes will be accepted.  This Letter of Transmittal should be sent only to the Exchange Agent.  Delivery of documents to DTC, a Dealer Manager, Diageo or Diageo Capital does not constitute delivery to the Exchange Agent.

All of the Old Notes were issued in book-entry form, and all of the Old Notes are currently represented by one or more global certificates held for the account of DTC.  The Exchange Agent and DTC have confirmed that the Old Notes are eligible for ATOP.  To tender Old Notes eligible for ATOP, DTC participants may, in lieu of physically completing and signing this Letter of Transmittal and delivering it to the Exchange Agent, electronically transmit their acceptance through ATOP, and DTC will then verify the acceptance, execute a book-entry delivery to the Exchange Agent’s account at DTC and send an Agent’s Message to the Exchange Agent for its acceptance.  The confirmation of a book-entry transfer into the Exchange Agent’s account at DTC as described above is referred to herein as a ‘Book-Entry Confirmation’.  Delivery of documents to DTC does not constitute delivery to the Exchange Agent. The term ‘Agent’s Message’ as used herein means a message transmitted by DTC to, and received by, the Exchange Agent and forming a part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the DTC participant described in such Agent’s Message, stating that such participant has received and agrees to be bound by the terms and conditions of the Exchange Offer as set forth in the Offer Documents, and that Diageo and Diageo Capital may enforce such agreement against such participant.

Holders desiring to tender Old Notes on the Expiration Date through ATOP should note that such Holders must allow sufficient time for completion of the ATOP procedures during the normal business hours of DTC.

All tendering Holders, by execution of this Letter of Transmittal or a facsimile hereof, or delivery of an Agent’s Message through ATOP, waive any right to receive notice of the acceptance of their Old Notes for exchange.

Holders who wish to exercise their right of withdrawal with respect to the Exchange Offer must give written notice of withdrawal, delivered by mail, hand delivery or manually signed facsimile transmission, or a properly transmitted ‘Request Message’ through ATOP, which notice must be received by the Exchange Agent at its address set forth on the back cover of this Letter of Transmittal on or prior to the Expiration Date.  In order to be valid, a notice of withdrawal must include the items listed in the Prospectus.  Holders may not rescind withdrawals of tendered Old Notes.  However, validly withdrawn Old Notes may be retendered by following the procedures therefor described elsewhere in the Prospectus at any time on or prior to the Expiration Date.

2. Partial Tenders. Valid tenders of Old Notes pursuant to the Exchange Offer will be accepted only in principal amounts of $1,000 or integral multiples thereof.  If less than the entire principal amount of any Old Notes is tendered, the tendering Holder must fill in the principal amount tendered in the column of the box entitled ‘Description of Old Notes Tendered’ herein. The entire principal amount for all Old Notes transferred to the Exchange Agent will be deemed to have been tendered, unless otherwise indicated.  If the entire principal amount of all Old Notes is not tendered or not accepted for exchange, Old Notes representing such untendered amount will be returned by credit to the account at DTC designated herein, unless otherwise provided in the appropriate box on this Letter of Transmittal (see Instruction 3), promptly after the Settlement Date.

3. Signatures on this Letter of Transmittal; Guarantee of Signatures. This Letter of Transmittal must be signed by the DTC participant whose name is shown as the owner of the Old Notes tendered hereby and the signature must correspond with the name shown on the security position listed as the owner of the Old Notes.

If any of the Old Notes tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal.  If any tendered Old Notes are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different names.

A Holder does not need to provide a separate power if:

•           this Letter of Transmittal is signed by the Holder; and

•           any principal amount of Old Notes that is not tendered or not accepted for exchange or any New Notes issued or cash consideration paid in exchange for validly tendered and accepted Old Notes is to be credited to the account at DTC of the Holder.

In any case other than those listed above, the Holder must transmit a separate properly completed power with this Letter of Transmittal exactly as the name(s) of the Holder(s) appear(s) on such DTC participant’s security position listing, with the signature on the endorsement or stock power guaranteed by a Medallion Signature Guarantor, unless such powers are executed by a Medallion Signature Guarantor.

If this Letter of Transmittal or powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Diageo, Diageo Capital and the Exchange Agent of their authority so to act must be submitted with this Letter of Transmittal.

Signatures on powers provided in accordance with this Instruction 3 by Holders not executing this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor.

No signature guarantee is required for the tender or withdrawal of Old Notes if (a) this Letter of Transmittal is signed by a DTC participant whose name appears on a security position listing as the owner of the Old Notes and neither the ‘Special Payment Instructions’ box nor the ‘Special Delivery Instructions’ box of this Letter of Transmittal has been completed or (b) such Old Notes are tendered for the account of a member firm of a registered national securities exchange, a member of the Financial Industry Regulatory Authority, Inc. or a commercial bank, trust company or other nominee having an office or correspondent in the United States.  In all other cases, all signatures on Letters of Transmittal and signatures on powers, if any, accompanying Old Notes must be guaranteed by a recognized participant in the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (a Medallion Signature Guarantor).

4. Special Payment and Special Delivery Instructions. Tendering Holders should indicate in the applicable box or boxes the name and address to which Old Notes for principal amounts not tendered or not accepted for exchange and New Notes issued and cash consideration paid in exchange for validly tendered and accepted Old Notes are to be issued or sent, if different from the name and address of the Holder signing this Letter of Transmittal.  In the case of issuance in a different name, the taxpayer identification number or social security number (collectively, the TIN) of the person named must also be indicated and satisfactory evidence of the payment of transfer taxes or exemption therefrom must be submitted.  If no instructions are given (a) delivery of the New Notes issued and the cash consideration paid in exchange for tendered Old Notes will be made to and (b) Old Notes not tendered or not accepted for exchange will be credited back to, such DTC participant’s account.  Diageo and Diageo Capital have no obligation pursuant to the ‘Special Payment Instructions’ box or ‘Special Delivery Instructions’ box to transfer any Old Notes from the name of the Holder(s) thereof if they do not accept for exchange any of the principal amount of such Old Notes or if the Holder(s) does not present satisfactory evidence of payment of any taxes that may be payable as a consequence of the payment or delivery requested by the Holder(s) completing the ‘Special Payment Instructions’ and/or ‘Special Delivery Instructions’ boxes.

5. Transfer Taxes. Diageo and Diageo Capital will pay all transfer taxes applicable to the exchange and transfer of Old Notes pursuant to the Exchange Offer, except if the delivery of the New Notes and payment of cash consideration is being made to, or if Old Notes not tendered or not accepted for payment are registered in the name of, any person other than the holder of Old Notes tendered thereby or Old Notes are credited in the name of any person other than the person(s) signing the Letter of Transmittal or electronically transmitting acceptance through ATOP, as applicable; then, in such event, delivery and payment shall not be made unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

6. Irregularities. All questions as to the form of all documents and the validity and eligibility (including time of receipt) and acceptance of tenders and withdrawals of Old Notes will be determined by Diageo and Diageo Capital, in their sole discretion, which determination shall be final and binding.  Alternative, conditional or contingent tenders will not be considered valid.  Diageo and Diageo Capital reserve the absolute right to reject any or all tenders of Old Notes that they determine are not in proper form or not properly tendered or the acceptance of which would, in the opinion of Diageo or Diageo Capital, be unlawful.  Diageo and Diageo Capital also reserve the right to waive any defects, irregularities or conditions of tender as to particular Old Notes.  A waiver of any defect or irregularity with respect to the tender of one Old Note shall not constitute a waiver of the same or any other defect or irregularity with respect to the tender of any other Old Notes except to the extent Diageo and Diageo Capital may otherwise so provide.  The interpretations of Diageo and Diageo Capital of the terms and conditions of the Exchange Offer, including the instructions in this Letter of Transmittal, will be final and binding.  Tenders of Old Notes shall not be deemed to have been made until any defects or irregularities have been waived by Diageo and Diageo Capital or cured.  All tendering Holders, by execution of this Letter of Transmittal or a facsimile hereof, waive any right to receive notice of the acceptance of their Old Notes for exchange.  None of Diageo, Diageo Capital, the Exchange Agent, the Dealer Managers or any other person will be under any duty to give notice of any defects or irregularities in tenders of Old Notes or will incur any liability for failure to give any such notice.

7. Waiver of Conditions. Diageo and Diageo Capital expressly reserve the absolute right, in their sole discretion, to amend or waive any of the conditions to the Exchange Offer in the case of any Old Notes tendered, in whole or in part, at any time and from time to time.

8. Requests for Assistance or Additional Copies. Questions and requests for assistance relating to the procedures for tendering Old Notes and requests for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Information Agent at the address and telephone numbers on the back cover of this Letter of Transmittal.

Any questions or requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal or any the other related materials may be directed to the information agent at its telephone number below. A holder of Old Notes may also contact the Dealer Manager at its telephone number set forth below or such holder’s custodian for assistance concerning the Exchange Offer.

The Information Agent for the Exchange Offer is:

Global Bond holder Services Corporation

Banks and Brokers Call Collect: (212) 430-3774

All Others Call Toll-Free: (866) 387-1500

The Dealer Managers for the Exchange Offer are:

Goldman, Sachs & Co.	J.P. Morgan
200 West Street	383 Madison Avenue
New York, New York 10282-2198	New York, New York 10179
Attention: Liability Management Group	Attention: Liability Management Group
Telephone: (800) 828-3182 (toll-free)	Telephone: (866) 834-4666 (toll-free)
(212) 902-5128 (collect)	(212) 834-3424 (collect)